Sterling Capital Diversified Income Fund
Schedule of Portfolio Investments
December 31, 2019 (Unaudited)

Shares		Fair Value
EQUITY FUNDS — 39.0%

59,030	First Trust DJ Global Select Dividend Index Fund	$1,472,799
44,246	Global Super Dividend U.S. ETF	1,049,958
142,143	Invesco Oppenheimer SteelPath MLP Select 40 Fund	1,006,375
218,874	Madison Covered Call & Equity Income Fund	1,862,614
20,857	SPDR S&P Global Dividend ETF	1,490,120
10,374	Vanguard High Dividend Yield ETF	972,147
	Total Equity Funds
	(Cost $7,322,874)	7,854,013

FIXED INCOME FUNDS — 60.4%
238,275	Ashmore Emerging Markets Short Duration Fund	2,123,026
148,913	Federated Institutional High-Yield Bond Fund	1,478,710
28	Fidelity Intermediate Treasury Bond Index Fund	309
36,612	Fidelity Long-Term Treasury Bond Index Fund	516,230
49,505	Fidelity Short Term Treasury Bond Index Fund	521,290
61,757	Hotchkis & Wiley High Yield Fund	712,059
133,075	Loomis Sayles Senior Floating Rate and Fixed Income Fund	1,233,605
87,555	Principal Spectrum Preferred and Capital Securities Income Fund	910,574
203,430	Stone Ridge High Yield Reinsurance Risk Premium Fund	1,843,076

Shares		Fair Value
FIXED INCOME FUNDS — (continued)
41,005	VanEck Vectors Fallen Angel High Yield Bond ETF	$1,223,999
157,928	Voya Securitized Credit Fund	1,621,919
	Total Fixed Income Funds
	(Cost $12,456,085)	12,184,797

MONEY MARKET FUND — 0.7%
145,346	Federated Treasury Obligations Fund, Institutional Shares, 1.51%(a)	145,346
	Total Money Market Fund
	(Cost $145,346)	145,346

Total Investments — 100.1%
(Cost $19,924,305)		20,184,156
Net Other Assets (Liabilities) — (0.1)%		(17,894)
NET ASSETS — 100.0%		$20,166,262

(a)	Represents the current yield as of report date.

ETF — Exchange Traded Fund

MLP — Master Limited Partnership

See accompanying Notes to the Schedule of Portfolio Investments.

Sterling Capital Funds
Notes to Schedule of Portfolio Investments - Sterling Capital Diversified Income Fund
December 31, 2019 (Unaudited)

1.	Organization:

Sterling Capital Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The Trust offers shares of Sterling Capital Diversified Income Fund (referred to as the “Fund”). The Fund invests in underlying mutual funds as opposed to individual securities.

The Fund is a “diversified” fund as defined in the 1940 Act.

By owning shares of underlying investment companies, the Fund invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in debt securities. The Fund, with exposure to underlying equity funds, may include funds that invest in real estate related securities. In addition, underlying investment companies may invest in derivatives and may engage in long/short equity strategies and in option writing strategies. Financial information for those Sterling Capital Funds is included in this report and also is available at www.sec.gov. Financial information for the other underlying Funds is available at www.sec.gov.

2.	Significant Accounting Policies:

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of this schedule requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the schedule and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments in open-end investment companies, including underlying funds invested in the Fund, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies and exchange-traded funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be fair valued in accordance with procedures established in good faith under the general supervision of the Board of Trustees.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described as follows:

● Level 1 – quoted prices in active markets for identical securities

● Level 2 – based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 – based on significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the period ended December 31, 2019, there were no significant changes to the valuation policies and procedures.

Sterling Capital Funds
Notes to Schedule of Portfolio Investments - Sterling Capital Diversified Income Fund — (continued)
December 31, 2019 (Unaudited)

The summary of inputs used to determine the fair value of the Fund’s investments as of December 31, 2019 is as follows:

	Level 1– Quoted Prices		Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Sterling Capital Diversified Income Fund	$20,184,156	(a)	$—	$—	$20,184,156

(a)	Industries, countries or security types are disclosed in the Schedule of Portfolio Investments.

Cash and Cash Equivalents — The Fund considers liquid assets deposited with a bank, and certain short term debt instruments with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. The Fund may invest its excess cash in the Federated Treasury Obligations Fund or a similar money market fund or other short-term investment.

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